SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                     --------------------------------------

                         Securities Exchange Act of 1934
                         -------------------------------

        Date of Report (Date of earliest event reported) March 17, 1997.

                                OMI Trust 1996-A
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

   Pennsylvania               33-99320               23-7841128
------------------------------------------------------------------
(State or other jurisdiction  (Commission           (IRS Employer
 of incorporation)            File Number)       Identification No.)

c/o PNC Bank, National Association
Corporate Trust Department
Attention:  Constantine Hromych
1700 Market Street
Philadelphia, Pennsylvania                             19103
-------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (215) 585-8738

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1997.

                                OMI Trust 1996-A
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

    Pennsylvania               33-99320             23-7841128
--------------------------------------------------------------------
(State or other jurisdiction  (Commission           (IRS Employer
 of incorporation)            File Number)       Identification No.)

c/o PNC Bank, National Association
Corporate Trust Department
Attention:  Constantine Hromych
1700 Market Street
Philadelphia, Pennsylvania                             19103
---------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1996-A

                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1996-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996- A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on March 17, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on March 17, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

March 21, 1997
                                            ------------------------------------
                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

March 21, 1997                              /s/ DOUGLAS R. MUIR
                                            ------------------------------------
                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS
                                                           Page of Sequentially
                                                              Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on March 17, 1997........................ 5-10

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                              Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on March 17, 1997..................


 OAKWOOD MORTGAGE INVESTORS, INC. 1996-A                                                          REPORT DATE:  MARCH 6, 1997
 OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                        POOL REPORT # 13
 REMITTANCE REPORT                                                                                                Page 1 of 6
 REPORTING MONTH: FEBRUARY 28, 1997


                                  Scheduled Principal Balance of Contracts
 ----------------------------------------------------------------------------------------------

 Beginning                                                                     Ending           Scheduled
 Principal          Scheduled     Prepaid       Liquidated    Contracts        Principal        Gross         Servicing
 Balance            Principal     Principal     Principal     Repurchased      Balance          Interest         Fee
 -------------------------------------------------------------------------------------------------------------------------


 149,936,094.14   (369,224.71)   (434,925.14)  (497,919.06)       0.00       148,634,025.23   1,380,431.02    124,946.75
 =========================================================================================================================
  Scheduled                                 Amount
  Pass Thru      Liquidation   Reserve      Available for
  Interest       Proceeds      Fund Draw    Distribution
---------------------------------------------------------


  1,255,484.27   367,495.98       0.00       2,552,076.85
=========================================================



                              Reserve Fund as of Cutoff Date
----------------------------------------------------------------------

  Beginning                           Investment     Balance Before     Reserve    Reserve       Balance After
   Balance     Deposits    Distrib.    Interest   Current Distribution  Fund Draw  Fund Deposit  Current Distribution   Excess
-------------------------------------------------------------------------------------------------------------------------------
 326,220.96      0.00     -1,220.96    1,174.65         326,174.65         0.00        0.00          326,174.65        1,174.65
===============================================================================================================================


Reserve Fund Required Balance
--------------------------------------
Before Current     After Current
Distribution       Distribution
--------------------------------------

 325,000.00         325,000.00
======================================

                             Certificate Account
--------------------------------------------------------------------------------
  Beginning           Deposits                          Investment      Ending
   Balance     Principal     Interest    Distributions   Interest      Balance
--------------------------------------------------------------------------------

 412,216.20  1,301,209.58  1,365,559.14  (2,668,648.03)  1,823.02    412,159.91
================================================================================


                  P&I Advances at Distribution Date
---------------------------------------------------------------------------

  Beginning            Recovered          Current             Ending
   Balance             Advances           Advances           Balance
---------------------------------------------------------------------------


1,321,438.14         1,244,082.66       1,454,178.33       1,531,533.81
===========================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-A              REPORT DATE:  MARCH 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                            POOL REPORT # 13
REMITTANCE REPORT
REPORTING MONTH: FEBRUARY 28, 1997                                   Page 2 of 6

Class B Crossover Test                                                 Test Met?
-------------------------------------------------------------          ---------

(a) Remittance date on or after August 2000                                   N


(b) Average 60 day Delinquency rate <=                 5%                     Y

(c) Average 30 day Delinquency rate <=                 7%                     Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                   April 2000 -Sept. 2001              7%                     N
                   Oct 2001 -Sept. 2002                8%                     N
                   Oct 2002 -                          9%                     N




(e) Current realized loss ratio <=                     2.75%                  Y


(f) Are class B principal balances >=                 21.001%

of stated scheduled pool  balance

                Beginning B-1 balance                         13,069,000.00
                Beginning B-2 balance                          6,536,459.00


                                                             ----------------
                                                              19,605,459.00
                Divided by beginning pool
                balance                                      149,936,094.14
                                                             ----------------
                                                                      13.076% N
                                                             ================



Average 60 day delinquency ratio:


                             Over 60s           Pool Balance             %
                        --------------------------------------------------------

  Current Mo             6,332,977.51          148,634,025.23          4.26%
  1st Preceding Mo       6,366,964.73          149,936,094.14          4.25%
  2nd Preceding Mo       5,783,219.78          151,210,805.03          3.82%
                                                   Divided by             3
                                                                  --------------
                                                                       4.11%
                                                                  ==============

  Average 30 day delinquency ratio:


                             Over 30s           Pool Balance             %
                        --------------------------------------------------------

  Current Mo             9,036,716.09          148,634,025.23          6.08%
  1st Preceding Mo       9,285,064.51          149,936,094.14          6.19%
  2nd Preceding Mo       8,455,363.51          151,210,805.03          5.59%
                                                Divided by                3
                                                              --------------
                                                                       5.95%
                                                              ==============

  Cumulative loss ratio:

                         Cumulative losses         873,540.43
                                           ------------------
  Divided by Initial Certificate Principal     163,369,459.00          0.535%
                                                               ==============


  Current realized loss ratio:

                        Liquidation        Pool
                           Losses        Balance
                        -------------------------------

  Current Mo             130,423.08    149,936,094.14
  1st Preceding Mo       203,987.10    151,210,805.03
  2nd Preceding Mo        96,062.55    152,368,263.74
                                                                       1.144%
                                                               ==============



        OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
        OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                             REPORT DATE:  MARCH 6, 1997
        REMITTANCE REPORT                                                                                           POOL REPORT # 13
        REPORTING MONTH: FEBRUARY 28, 1997                                                                               Page 3 of 6



                                                           Delinquency Analysis

                                            31 to 59 days          60 to 89 days        90 days and Over         Total Delinq.
                  No. of      Principal          Principal             Principal            Principal              Principal
                   Loans       Balance      #    Balance           #   Balance          #   Balance             #  Balance
              -----------------------------------------------------------------------------------------------------------------


Excluding Repos    4,994   145,677,826.49   98     2,611,387.75    26    798,175.78     83  2,700,668.75       207 6,110,232.28

        Repos         92     2,956,198.74    4        92,350.83    12    357,044.27     75  2,477,088.71        91 2,926,483.81
              -----------------------------------------------------------------------------------------------------------------

        Total      5,086   148,634,025.23  102     2,703,738.58    38  1,155,220.05    158  5,177,757.46       298 9,036,716.09
              =================================================================================================================
                                                                                                              5.9%        6.08%
                                                                                                           ====================


                    Repossession Analysis
   Active Repos            Reversal        Current Month
   Outstanding             (Redemption)      Repos           Cumulative Repos
      Principal            Principal          Principal            Principal
 #    Balance          #   Balance         #  Balance        #     Balance
-----------------------------------------------------------------------------
 92  2,956,198.74     -2 (72,203.53)      28  868,878.16    248  6,529,067.96


OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  MARCH 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 13
REPORTING MONTH: FEBRUARY 28, 1997
                                                                     Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                           Liquidated
Account   Customer          Principal      Sales       Insur.        Total
Number      Name             Balance     Proceeds      Refunds     Proceeds
-------------------------------------------------------------------------------


  079135-GRADDICK           14,609.07      17,900.00    1,537.59    19,437.59
  079754-CHAVEZ             22,355.57      22,500.00    1,225.94    23,725.94
  080203-KINYON             22,339.74      22,500.00    1,722.52    24,222.52
  081379-DAUGHERTY          12,487.37       1,500.00        0.00     1,500.00
  083402-SELBY              13,301.05       3,500.00      834.15     4,334.15
  083636-BROWNING           20,946.84      23,500.00      195.30    23,695.30
  083638-HOWARD             12,688.11       3,000.00      545.69     3,545.69
  083666-WHITE              24,821.99      23,700.00        0.00    23,700.00
  083980-BUSH               19,499.67      21,500.00        0.00    21,500.00
  076273-WRIGHT             18,465.63      18,100.00    1,412.32    19,512.32
  078110-RIPPY              19,955.96      18,900.00      618.20    19,518.20
  078860-PAGE               29,920.16      31,100.00    1,358.69    32,458.69
  080108-DEAR               29,097.47      24,900.00    1,848.28    26,748.28
  080226-BAYREUTHER         27,814.71      25,900.00    2,182.46    28,082.46
  080274-BOONE              29,210.51      22,300.00    1,598.31    23,898.31
  082439-WALTERS            21,432.23      21,700.00        0.00    21,700.00
  082964-JOHNSON            28,396.82      27,500.00    1,804.29    29,304.29
  078997-COOPER             28,057.57      41,300.00        0.00    41,300.00
  080355-MCCLAIN            41,713.43      32,400.00        0.00    32,400.00
  081768-PEOPLES            29,838.24      27,500.00    1,055.45    28,555.45
  081920-TYSINGER           30,966.92      28,900.00    1,494.76    30,394.76
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                           ----------------------------------------------------
                           497,919.06     460,100.00   19,433.95   479,533.95
                           ====================================================



                  Net                            Net Current
Repossession  Liquidation   Unrecov.     Pass Thru  Period Net    Cumulative
  Expenses     Proceeds     Advances  Proceeds      Gain/(Loss)   Gain/(Loss)
-------------------------------------------------------------------------------


  2,636.74    16,800.85     1,524.53    15,276.32        667.25
  3,972.50    19,753.44     2,824.96    16,928.48     (5,427.09)
  2,091.31    22,131.21     2,023.26    20,107.95     (2,231.79)
      0.00     1,500.00     2,062.88      (562.88)   (13,050.25)
      0.00     4,334.15     1,904.77     2,429.38    (10,871.67)
  4,224.00    19,471.30     4,386.80    15,084.50     (5,862.34)
      0.00     3,545.69     1,562.88     1,982.81    (10,705.30)
  2,906.00    20,794.00     2,763.60    18,030.40     (6,791.59)
  3,900.00    17,600.00     2,242.96    15,357.04     (4,142.63)
  2,259.82    17,252.50     3,887.38    13,365.12     (5,100.51)
  2,518.35    16,999.85     1,739.22    15,260.63     (4,695.33)
  1,452.52    31,006.17     2,153.64    28,852.53     (1,067.63)
  3,272.00    23,476.28     1,785.80    21,690.48     (7,406.99)
  5,065.16    23,017.30     3,220.48    19,796.82     (8,017.89)
  4,895.49    19,002.82     4,302.48    14,700.34    (14,510.17)
  1,605.00    20,095.00     1,397.05    18,697.95     (2,734.28)
  2,855.00    26,449.29     2,055.60    24,393.69     (4,003.13)
  4,675.00    36,625.00     1,663.86    34,961.14      6,903.57
  5,688.60    26,711.40     4,144.36    22,567.04    (19,146.39)
  1,833.86    26,721.59     2,914.38    23,807.21     (6,031.03)
  3,313.63    27,081.13     2,312.10    24,769.03     (6,197.89)
                   0.00                      0.00          0.00
                   0.00                      0.00          0.00
                   0.00                      0.00          0.00
                   0.00                      0.00          0.00
                   0.00                      0.00          0.00
----------------------------------------------------------------
 59,164.98   420,368.97    52,872.99   367,495.98   (130,423.08)  (873,540.43)
==============================================================================
                                                                        -0.68%
                                                                  ============

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  MARCH 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 13
REPORTING MONTH: FEBRUARY 28, 1997
                                                                     Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                               Original      Beginning       Current
             Cert.           Certificate    Certificate     Principal
             Class             Balances      Balances        Payable
--------------------------------------------------------------------------


A-1                          46,000,000.00  32,566,634.99  (1,302,068.91)
A-1 Outstanding Writedown             0.00           0.00           0.00

A-2                          52,000,000.00  52,000,000.00           0.00
A-2 Outstanding Writedown             0.00           0.00           0.00

A-3                          31,061,000.00  31,061,000.00           0.00
A-3 Outstanding Writedown             0.00           0.00           0.00

A-4                          14,703,000.00  14,703,000.00           0.00
A-4 Outstanding Writedown             0.00           0.00           0.00

B-1                          13,069,000.00  13,069,000.00           0.00
B-1 Outstanding Writedown             0.00           0.00           0.00

B-2                           6,536,459.00   6,536,459.00           0.00
B-2 Outstanding Writedown             0.00           0.00           0.00


                           -----------------------------------------------

                            163,369,459.00 149,936,093.99  (1,302,068.91)
                           ===============================================


 Accelerated                    Ending                       Principal Paid
  Principal     Writedown    Certificate        Pool           Per $1,000
Distribution     Amounts       Balances         Factor        Denomination
-----------------------------------------------------------------------------
    0.00          0.00       31,264,566.08     67.96645%      28.31
    0.00          0.00                0.00      0.00000%       0.00

    0.00          0.00       52,000,000.00    100.00000%       0.00
    0.00          0.00                0.00      0.00000%       0.00

    0.00          0.00       31,061,000.00    100.00000%       0.00
    0.00          0.00                0.00      0.00000%       0.00

    0.00          0.00       14,703,000.00    100.00000%       0.00
    0.00          0.00                0.00      0.00000%       0.00

    0.00          0.00       13,069,000.00    100.00000%       0.00
    0.00          0.00                0.00      0.00000%       0.00

    0.00          0.00        6,536,459.00    100.00000%       0.00
    0.00          0.00                0.00      0.00000%       0.00

------------------------------------------
    0.00          0.00      148,634,025.08
==========================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  MARCH 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 13
REPORTING MONTH: FEBRUARY 28, 1997
                                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



       Certificate          Remittance      Beginning    Current          Total
          Class                Rate          Balance     Accrual           Paid
--------------------------------------------------------------------------------


A-1                           5.40%           0.00      146,549.86    146,549.86
A-1  Carryover Interest       0.00%           0.00            0.00          0.00
A-1  Writedown Interest       0.00%           0.00            0.00          0.00

A-2                           5.80%           0.00      251,333.33    251,333.33
A-2  Carryover Interest       0.00%           0.00            0.00          0.00
A-2  Writedown Interest       0.00%           0.00            0.00          0.00

A-3                           6.60%           0.00      170,835.50    170,835.50
A-3  Carryover Interest       0.00%           0.00            0.00          0.00
A-3  Writedown Interest       0.00%           0.00            0.00          0.00

A-4                           7.20%           0.00       88,218.00     88,218.00
A-4  Carryover Interest       0.00%           0.00            0.00          0.00
A-4  Writedown Interest       0.00%           0.00            0.00          0.00

B-1                           7.30%           0.00       79,503.08     79,503.08
B-1  Carryover Interest       0.00%           0.00            0.00          0.00
B-1  Writedown Interest       0.00%           0.00            0.00          0.00

B-2                           8.45%           0.00       46,027.57     46,027.57
B-2  Carryover Interest       0.00%           0.00            0.00          0.00
B-2  Writedown Interest       0.00%           0.00            0.00          0.00

X                                       743,117.35      473,016.94    342,593.86

R                                             0.00            0.00          0.00

Service Fee                                   0.00      124,946.75    124,946.75
                                ------------------------------------------------

                                        743,117.35    1,380,431.02  1,250,007.94

Less Reserve Fund Deposit                                                   0.00
                                                                  --------------

                                                                    1,250,007.94
                                                                  ==============


                          Interest Paid
  Interest       Ending   Per $1,000       Cert.          TOTAL
  Shortfall     Balance  Denomination      Class          DISTRIBUTION
--------------------------------------------------------------------------------
      0.00        0.00        4.50          A-1             1,448,618.77
      0.00        0.00        0.00
      0.00        0.00        0.00

      0.00        0.00        4.83          A-2               251,333.33
      0.00        0.00        0.00
      0.00        0.00        0.00

      0.00        0.00        5.50          A-3               170,835.50
      0.00        0.00        0.00
      0.00        0.00        0.00

      0.00        0.00        6.00          A-4                88,218.00
      0.00        0.00        0.00
      0.00        0.00        0.00

      0.00        0.00        6.08          B-1                79,503.08
      0.00        0.00        0.00
      0.00        0.00        0.00

      0.00        0.00        7.04          B-2                46,027.57
      0.00        0.00        0.00
      0.00        0.00        0.00

130,423.08  873,540.43                      X                 342,593.86

      0.00        0.00                      R

      0.00        0.00                                        124,946.75
--------------------                                       -------------

130,423.08  873,540.43                                      2,552,076.85

                                                                    0.00
                                                           -------------

                                                            2,552,076.85
                                                           =============